                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT
                                  (SUBSIDIARY)

            THIS SECURITY AGREEMENT, dated as of May 20, 1998, is made by ITCO TIRE COMPANY OF GEORGIA, a Virginia corporation (the "Grantor"), in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent (the "Agent") for the financial institutions (the "Lenders") party from time to time to the Amended and Restated Loan and Security Agreement dated on or about the date hereof (the same as it may be amended, modified or supplemented or restated, the "Loan Agreement") by and among The J.H. Heafner Company, Inc., a North Carolina corporation ("Heafner"), Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Co-Agents and the Agent (the Agent together with any successor agent under the Loan Agreement also referred to as the "Secured Party" herein). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                              Preliminary Statement

            As a condition precedent to the Lenders' making loans and other financial accommodations to the Borrowers under the Loan Agreement, the obligations of the Borrowers under which have been guaranteed by the Grantor pursuant to a Guaranty dated as of even date herewith (the principal, interest, fees, expenses and other indebtedness, obligations and liabilities of Grantor under said Guaranty, (including, without being limited to, the Guaranteed Obligations as defined therein) and this Agreement and all other indebtedness, obligations and liabilities of the Grantor to the Secured Party and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Loan Documents (as defined in the Loan Agreement), being hereinafter referred to collectively as the "Secured Obligations"), the Agent and the Lenders have required that Grantor shall have granted the security interest contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to continue to make loans and other financial accommodations to the Borrowers, the Grantor hereby agrees as follows:

            SECTION 1. Grant of Security. As security for payment and performance of the Secured Obligations, the Grantor hereby conveys, mortgages, pledges, assigns, transfers, sets over, grants and delivers to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in and to the following property, wherever located, whether now owned or existing or hereafter acquired or arising (hereinafter referred to as the "Collateral"):

            (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, insurance proceeds, letters of credit and the right to receive payment thereunder, chattel paper, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper,
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notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, but excluding tax refunds and insurance proceeds not arising out of the Collateral, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "Receivables"),

            (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work in process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents of title, including bills of lading and warehouse receipts, and other documents evidencing and general intangibles relating to any of the foregoing (the foregoing, collectively, "Inventory"),

            (c) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization (other than an account evidenced by a certificate of deposit that is an instrument under the
UCC) to which proceeds of Collateral are deposited (the foregoing, collectively, "Deposit Accounts"),

            (d) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts, EXCLUDING, HOWEVER, the equity securities of any Subsidiary, to the extent acquired directly with proceeds of Collateral (the foregoing, collectively, "Investment Property"),

            (e) (i) any investment account maintained by or on behalf of the Grantor with the Agent or any Lender or any Affiliate of the Agent or any Lender, (ii) any agreement governing such account, (iii) all cash proceeds and Investment Property now or hereafter held by the Agent or any Lender or any Affiliate of the Agent or any Lender on behalf of the Grantor in connection with such investment account and (iv) all documents evidencing and general intangibles related to the foregoing (the foregoing, collectively, "Investment Accounts"),

            (f) all cash or other property deposited with the Agent or any Lender or any Affiliate of the Agent or any Lender or which the Agent, for its benefit and for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Loan Documents or any agreement relating to any Letter of Credit, including, without limitation, amounts on deposit in the Cash Collateral Account,

            (g) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including,


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without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

            (h) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

            (i) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

            (j) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

            SECTION 2. Grantor Remains Liable. Anything contained herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 3. Representations and Warranties. The Grantor represents and warrants as follows:

            (a) The Grantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and as hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

            (b) The Grantor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Grantor and is a legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms.


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            (c) The execution, delivery and performance of this Agreement in accordance with its terms does not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Grantor,

                  (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Grantor, any material provisions of any indenture, agreement or other instrument to which the Grantor is a party or by which it or any of its property may be bound or any Governmental Approval relating to the Grantor or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Grantor other than the security interest contemplated by this Agreement.

            (d) There is no pending or threatened action or proceeding affecting the Grantor before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Grantor.

            (e) All of the Inventory is located at the address(es) set forth in
PART I of EXHIBIT A hereto.

            (f) The address of the chief executive office of the Grantor is set forth in PART II of EXHIBIT A hereto. The address(es) of such chief executive office has not been changed during the year preceding the date hereof.

            (g) The office(s) where the Grantor keeps its records concerning the Receivables and originals of chattel paper, if any, which evidences Receivables is located at the address set forth in PART III of EXHIBIT A hereto and except as otherwise indicated in said PART III of EXHIBIT A, such office(s) has (have) been located at such address(es) continuously for the past year. None of the Receivables is evidenced by a promissory note or other instrument which has not been delivered to the Secured Party at its request.

            (h) If the business of the Grantor has been conducted under a different name or names during the last five years, such name(s) is (are) set forth in PART IV of EXHIBIT A hereto.

            (i) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement, Permitted Liens, and except as may be set forth in EXHIBIT B attached hereto and made a part hereof. Except as may be set forth on EXHIBIT B, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.


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            (j) This Agreement creates a valid security interest in the
Collateral, securing the payment of the Secured Obligations and upon completion of the filings and other actions set forth on EXHIBIT B, all actions necessary to perfect such security interest as a first priority security interest (subject to Permitted Liens) will have been duly taken.

            (k) Except for the filing of UCC financing statements in the appropriate jurisdictions, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Secured Party of its rights and remedies hereunder.

            SECTION 4. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall take all actions contemplated by
SECTION 7.2(b) of the Loan Agreement.

            (b) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law and agrees that a photographic or other reproduction of this Agreement of this may be used and filed as a financing statement.

            (c) The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            SECTION 5. As to Inventory. The Grantor shall:

            (a) Keep the Inventory (other than Inventory in transit to any such location or sold in the ordinary course of business) at Permitted Inventory Locations or, with the prior consent of the Secured Party, at such other places in jurisdictions where all action required by SECTION 4 shall have been taken with respect to the Inventory.

             (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings.

            SECTION 6. Insurance. The Grantor shall take all actions contemplated by SECTION 8.8 of the Loan Agreement.


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            SECTION 7. As to Receivables. (a) the Grantor shall keep its chief place of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location(s) therefor specified in EXHIBIT A or, upon 30 days' prior written notice to the Secured Party, at such other location(s) in a jurisdiction where all action required by SECTION 4 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

            (b) Except as otherwise provided in this SUBSECTION (b) or SECTION
8.1 of the Loan Agreement, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, during the continuation of an Event of Default, at the Secured Party's direction, shall take) such action as the Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the PROVISO to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantor so long as no Event of Default shall have occurred and be continuing or
(B) if any Event of Default shall have occurred and be continuing, applied as provided by SECTION 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            SECTION 8. Transfers and Other Liens. The Grantor shall not without the prior written consent of the Secured Party:

            (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory in the ordinary course of business, subject to the limitations set forth in the Loan Agreement.

            (b) Create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any person or entity, except for the security interest created by this Agreement and Permitted Liens.

            SECTION 9. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the


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place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, during the continuation of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under SECTION 7), including, without limitation:

                  (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to SECTION 6,

                  (ii) to ask demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (i) or
      (ii) above, and

                  (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

            SECTION 10. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under SECTION 14(b).

            SECTION 11. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest (for the benefit of the Lenders), in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            SECTION 12. Events of Default. The occurrence of any "Event of Default" as defined in the Loan Agreement shall constitute an Event of Default hereunder.

            SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under Applicable Law or in equity or otherwise, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may do any or all of the following:

                  (i) Declare any or all of the Secured Obligations then existing to be immediately due and payable and they shall thereupon become forthwith due and payable,


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      without notice of any kind to the Grantor and without any other presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived;

                  (ii) Terminate the Lenders' obligations, if any, to make or to permit the Borrowers to make further Loans or extensions of credit or other financial accommodations to the Grantor;

                  (iii) In the name of the Secured Party or in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, and the Secured Party may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, or release, any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Grantor;

                  (iv) Enter upon the premises, or wherever the Collateral may be, and take possession thereof, and demand and receive such possession from any Person who has possession thereof;

                  (v) Require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

                  (vi) Without notice except as specified below and with or without taking the possession thereof, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (vii) In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon the receiver; and

                  (viii) Apply, without notice, any cash or cash items constituting Collateral in the Secured Party's possession to payment of any of the Secured Obligations.


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
            The undersigned waives, to the extent permitted by Applicable Law, all rights it has to prior notice (except as set forth in Section 13(a)(vi)) and hearing under the Constitution of the United States and the Uniform Commercial Codes and constitutions of the States of New York, California and under any other applicable statute or constitution.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to SECTION 14) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in accordance with the provisions of Section 12.3 of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency.

            SECTION 14. Amendments; Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 15. Notices. All notices and other communications hereunder shall be given in accordance with the provisions of Section 15.1 of the Loan Agreement, to the Grantor at its address set forth on the signature pages hereof (with a copy to the Borrowers), to the Secured Party at its address set forth on the signature pages hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.

            SECTION 16. Continuing Security Interest; Transfer of Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and assigns, and
(iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer the Secured Obligations to another Person in accordance with the provisions of the Loan Agreement and such Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

            SECTION 17. Governing Law; Terms. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein,


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terms used in Article 9 of the Uniform Commercial Code of the State of New York
are used herein as therein defined.

            (b) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment and both parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Both parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Grantor or its properties in the courts of any jurisdiction.

            SECTION 18. Conflict with Loan Agreement. To the extent any provision hereof shall be in conflict with or inconsistent with any provision of the Loan Agreement, the provision of the Loan Agreement shall control.

            SECTION 19. Grantor's Representative. Heafner shall act under this Agreement as the representative of the Grantor, and the Grantor hereby appoints Heafner as its representative hereunder for all purposes, including receiving notices and communications to the Grantor from the Agent or any Lender. The Agent and the Lenders may rely, and shall be fully protected in relying, on any report, information or any other notice or communication made or given by Heafner, whether in its own name or on behalf of the Grantor and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of the Grantor as to the binding effect on it of any such report, information, notice or communication.


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officer(s) as of the date first above written.

                                   GRANTOR:

                                   ITCO TIRE COMPANY OF GEORGIA

                                   By: /s/ WILLIAM H. GAITHER
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 2708 Commerce Road
                                                P.O. Box 641
                                                Wilson, N.C. 27893


                                   SECURED PARTY:

                                   BANKBOSTON, N.A., AS AGENT

                                   By: /s/ CHRISTIAN B. COLSON
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 115 Perimeter Center Place
                                                Suite 500
                                                Atlanta, Georgia 30346
                                                Attention: Christopher R. Nairne


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
                               SECURITY AGREEMENT
                                  (SUBSIDIARY)

            THIS SECURITY AGREEMENT, dated as of May 20, 1998, is made by ITCO TIRE COMPANY, a North Carolina corporation (the "Grantor"), in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent (the "Agent") for the financial institutions (the "Lenders") party from time to time to the Amended and Restated Loan and Security Agreement dated on or about the date hereof (the same as it may be amended, modified or supplemented or restated, the "Loan Agreement") by and among The J.H. Heafner Company, Inc., a North Carolina corporation ("Heafner"), Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Co-Agents and the Agent (the Agent together with any successor agent under the Loan Agreement also referred to as the "Secured Party" herein). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                              Preliminary Statement

            As a condition precedent to the Lenders' making loans and other financial accommodations to the Borrowers under the Loan Agreement, the obligations of the Borrowers under which have been guaranteed by the Grantor pursuant to a Guaranty dated as of even date herewith (the principal, interest, fees, expenses and other indebtedness, obligations and liabilities of Grantor under said Guaranty, (including, without being limited to, the Guaranteed Obligations as defined therein) and this Agreement and all other indebtedness, obligations and liabilities of the Grantor to the Secured Party and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Loan Documents (as defined in the Loan Agreement), being hereinafter referred to collectively as the "Secured Obligations"), the Agent and the Lenders have required that Grantor shall have granted the security interest contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to continue to make loans and other financial accommodations to the Borrowers, the Grantor hereby agrees as follows:

            SECTION 1. Grant of Security. As security for payment and performance of the Secured Obligations, the Grantor hereby conveys, mortgages, pledges, assigns, transfers, sets over, grants and delivers to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in and to the following property, wherever located, whether now owned or existing or hereafter acquired or arising (hereinafter referred to as the "Collateral"):

            (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, insurance proceeds, letters of credit and the right to receive payment thereunder, chattel paper, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, but excluding tax refunds and insurance proceeds not arising out of the Collateral, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "Receivables"),

            (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work in process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents of title, including bills of lading and warehouse receipts, and other documents evidencing and general intangibles relating to any of the foregoing (the foregoing, collectively, "Inventory"),

            (c) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization (other than an account evidenced by a certificate of deposit that is an instrument under the
UCC) to which proceeds of Collateral are deposited (the foregoing, collectively, "Deposit Accounts"),

            (d) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts, EXCLUDING, HOWEVER, the equity securities of any Subsidiary, to the extent acquired directly with proceeds of Collateral (the foregoing, collectively, "Investment Property"),

            (e) (i) any investment account maintained by or on behalf of the Grantor with the Agent or any Lender or any Affiliate of the Agent or any Lender, (ii) any agreement governing such account, (iii) all cash proceeds and Investment Property now or hereafter held by the Agent or any Lender or any Affiliate of the Agent or any Lender on behalf of the Grantor in connection with such investment account and (iv) all documents evidencing and general intangibles related to the foregoing (the foregoing, collectively, "Investment Accounts"),

            (f) all cash or other property deposited with the Agent or any Lender or any Affiliate of the Agent or any Lender or which the Agent, for its benefit and for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Loan Documents or any agreement relating to any Letter of Credit, including, without limitation, amounts on deposit in the Cash Collateral Account,

            (g) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

            (h) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

            (i) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

            (j) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

            SECTION 2. Grantor Remains Liable. Anything contained herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 3. Representations and Warranties. The Grantor represents and warrants as follows:

            (a) The Grantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and as hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

            (b) The Grantor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Grantor and is a legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms.

            (c) The execution, delivery and performance of this Agreement in accordance with its terms does not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Grantor,

                  (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Grantor, any material provisions of any indenture, agreement or other instrument to which the Grantor is a party or by which it or any of its property may be bound or any Governmental Approval relating to the Grantor or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Grantor other than the security interest contemplated by this Agreement.

            (d) There is no pending or threatened action or proceeding affecting the Grantor before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Grantor.

            (e) All of the Inventory is located at the address(es) set forth in
PART I of EXHIBIT A hereto.

            (f) The address of the chief executive office of the Grantor is set forth in PART II of EXHIBIT A hereto. The address(es) of such chief executive office has not been changed during the year preceding the date hereof.

            (g) The office(s) where the Grantor keeps its records concerning the Receivables and originals of chattel paper, if any, which evidences Receivables is located at the address set forth in PART III of EXHIBIT A hereto and except as otherwise indicated in said PART III of EXHIBIT A, such office(s) has (have) been located at such address(es) continuously for the past year. None of the Receivables is evidenced by a promissory note or other instrument which has not been delivered to the Secured Party at its request.

            (h) If the business of the Grantor has been conducted under a different name or names during the last five years, such name(s) is (are) set forth in PART IV of EXHIBIT A hereto.

            (i) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement, Permitted Liens, and except as may be set forth in EXHIBIT B attached hereto and made a part hereof. Except as may be set forth on EXHIBIT B, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

            (j) This Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations and upon completion of the filings and other actions set forth on EXHIBIT B, all actions necessary to perfect such security interest as a first priority security interest (subject to Permitted Liens) will have been duly taken.

            (k) Except for the filing of UCC financing statements in the appropriate jurisdictions, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Secured Party of its rights and remedies hereunder.

            SECTION 4. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall take all actions contemplated by
SECTION 7.2(b) of the Loan Agreement.

            (b) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law and agrees that a photographic or other reproduction of this Agreement of this may be used and filed as a financing statement.

            (c) The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            SECTION 5. As to Inventory. The Grantor shall:

            (a) Keep the Inventory (other than Inventory in transit to any such location or sold in the ordinary course of business) at Permitted Inventory Locations or, with the prior consent of the Secured Party, at such other places in jurisdictions where all action required by SECTION 4 shall have been taken with respect to the Inventory.

             (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings.

            SECTION 6. Insurance. The Grantor shall take all actions contemplated by SECTION 8.8 of the Loan Agreement.

            SECTION 7. As to Receivables. (a) the Grantor shall keep its chief place of business and chief executive office and the office(s) where it keeps its records concerning the

Receivables, and all originals of all chattel paper which evidence Receivables, at the location(s) therefor specified in EXHIBIT A or, upon 30 days' prior written notice to the Secured Party, at such other location(s) in a jurisdiction where all action required by SECTION 4 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

            (b) Except as otherwise provided in this SUBSECTION (b) or SECTION
8.1 of the Loan Agreement, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, during the continuation of an Event of Default, at the Secured Party's direction, shall take) such action as the Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the PROVISO to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantor so long as no Event of Default shall have occurred and be continuing or
(B) if any Event of Default shall have occurred and be continuing, applied as provided by SECTION 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            SECTION 8. Transfers and Other Liens. The Grantor shall not without the prior written consent of the Secured Party:

            (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory in the ordinary course of business, subject to the limitations set forth in the Loan Agreement.

            (b) Create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any person or entity, except for the security interest created by this Agreement and Permitted Liens.

            SECTION 9. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, during the continuation of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under SECTION
7), including, without limitation:

                  (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to SECTION 6,

                  (ii) to ask demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (i) or
      (ii) above, and

                  (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

            SECTION 10. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under SECTION 14(b).

            SECTION 11. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest (for the benefit of the Lenders), in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            SECTION 12. Events of Default. The occurrence of any "Event of Default" as defined in the Loan Agreement shall constitute an Event of Default hereunder.

            SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under Applicable Law or in equity or otherwise, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may do any or all of the following:

                  (i) Declare any or all of the Secured Obligations then existing to be immediately due and payable and they shall thereupon become forthwith due and payable, without notice of any kind to the Grantor and without any other presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived;

                  (ii) Terminate the Lenders' obligations, if any, to make or to permit the Borrowers to make further Loans or extensions of credit or other financial accommodations to the Grantor;

                  (iii) In the name of the Secured Party or in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, and the Secured Party may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, or release, any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Grantor;

                  (iv) Enter upon the premises, or wherever the Collateral may be, and take possession thereof, and demand and receive such possession from any Person who has possession thereof;

                  (v) Require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

                  (vi) Without notice except as specified below and with or without taking the possession thereof, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (vii) In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon the receiver; and

                  (viii) Apply, without notice, any cash or cash items constituting Collateral in the Secured Party's possession to payment of any of the Secured Obligations.

            The undersigned waives, to the extent permitted by Applicable Law, all rights it has to prior notice (except as set forth in Section 13(a)(vi)) and hearing under the Constitution of the

United States and the Uniform Commercial Codes and constitutions of the States of New York, California and under any other applicable statute or constitution.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to SECTION 14) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in accordance with the provisions of Section 12.3 of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency.

            SECTION 14. Amendments; Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 15. Notices. All notices and other communications hereunder shall be given in accordance with the provisions of Section 15.1 of the Loan Agreement, to the Grantor at its address set forth on the signature pages hereof (with a copy to the Borrowers), to the Secured Party at its address set forth on the signature pages hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.

            SECTION 16. Continuing Security Interest; Transfer of Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and assigns, and
(iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer the Secured Obligations to another Person in accordance with the provisions of the Loan Agreement and such Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

            SECTION 17. Governing Law; Terms. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code of the State of New York are used herein as therein defined.

            (b) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment and both parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Both parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Grantor or its properties in the courts of any jurisdiction.

            SECTION 18. Conflict with Loan Agreement. To the extent any provision hereof shall be in conflict with or inconsistent with any provision of the Loan Agreement, the provision of the Loan Agreement shall control.

            SECTION 19. Grantor's Representative. Heafner shall act under this Agreement as the representative of the Grantor, and the Grantor hereby appoints Heafner as its representative hereunder for all purposes, including receiving notices and communications to the Grantor from the Agent or any Lender. The Agent and the Lenders may rely, and shall be fully protected in relying, on any report, information or any other notice or communication made or given by Heafner, whether in its own name or on behalf of the Grantor and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of the Grantor as to the binding effect on it of any such report, information, notice or communication.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officer(s) as of the date first above written.

                                   GRANTOR:

                                   ITCO TIRE COMPANY

                                   By: /s/ WILLIAM H. GAITHER
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 2708 Commerce Road
                                                P.O. Box 641
                                                Wilson, N.C. 27893


                                   SECURED PARTY:

                                   BANKBOSTON, N.A., AS AGENT

                                   By: /s/ CHRISTIAN B. COLSON
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 115 Perimeter Center Place
                                                Suite 500
                                                Atlanta, Georgia 30346
                                                Attention: Christopher R. Nairne

                               SECURITY AGREEMENT
                                  (SUBSIDIARY)

            THIS SECURITY AGREEMENT, dated as of May 20, 1998, is made by PHOENIX RACING, INC., a California corporation (the "Grantor"), in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent (the "Agent") for the financial institutions (the "Lenders") party from time to time to the Amended and Restated Loan and Security Agreement dated on or about the date hereof (the same as it may be amended, modified or supplemented or restated, the "Loan Agreement") by and among The J.H. Heafner Company, Inc., a North Carolina corporation ("Heafner"), Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Co-Agents and the Agent (the Agent together with any successor agent under the Loan Agreement also referred to as the "Secured Party" herein). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                              Preliminary Statement

            As a condition precedent to the Lenders' making loans and other financial accommodations to the Borrowers under the Loan Agreement, the obligations of the Borrowers under which have been guaranteed by the Grantor pursuant to a Guaranty dated as of even date herewith (the principal, interest, fees, expenses and other indebtedness, obligations and liabilities of Grantor under said Guaranty, (including, without being limited to, the Guaranteed Obligations as defined therein) and this Agreement and all other indebtedness, obligations and liabilities of the Grantor to the Secured Party and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Loan Documents (as defined in the Loan Agreement), being hereinafter referred to collectively as the "Secured Obligations"), the Agent and the Lenders have required that Grantor shall have granted the security interest contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to continue to make loans and other financial accommodations to the Borrowers, the Grantor hereby agrees as follows:

            SECTION 1. Grant of Security. As security for payment and performance of the Secured Obligations, the Grantor hereby conveys, mortgages, pledges, assigns, transfers, sets over, grants and delivers to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in and to the following property, wherever located, whether now owned or existing or hereafter acquired or arising (hereinafter referred to as the "Collateral"):

            (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, insurance proceeds, letters of credit and the right to receive payment thereunder, chattel paper, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, but excluding tax refunds and insurance proceeds not arising out of the Collateral, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "Receivables"),

            (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work in process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents of title, including bills of lading and warehouse receipts, and other documents evidencing and general intangibles relating to any of the foregoing (the foregoing, collectively, "Inventory"),

            (c) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization (other than an account evidenced by a certificate of deposit that is an instrument under the
UCC) to which proceeds of Collateral are deposited (the foregoing, collectively, "Deposit Accounts"),

            (d) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts, EXCLUDING, HOWEVER, the equity securities of any Subsidiary, to the extent acquired directly with proceeds of Collateral (the foregoing, collectively, "Investment Property"),

            (e) (i) any investment account maintained by or on behalf of the Grantor with the Agent or any Lender or any Affiliate of the Agent or any Lender, (ii) any agreement governing such account, (iii) all cash proceeds and Investment Property now or hereafter held by the Agent or any Lender or any Affiliate of the Agent or any Lender on behalf of the Grantor in connection with such investment account and (iv) all documents evidencing and general intangibles related to the foregoing (the foregoing, collectively, "Investment Accounts"),

            (f) all cash or other property deposited with the Agent or any Lender or any Affiliate of the Agent or any Lender or which the Agent, for its benefit and for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Loan Documents or any agreement relating to any Letter of Credit, including, without limitation, amounts on deposit in the Cash Collateral Account,

            (g) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

            (h) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

            (i) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

            (j) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

            SECTION 2. Grantor Remains Liable. Anything contained herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 3. Representations and Warranties. The Grantor represents and warrants as follows:

            (a) The Grantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and as hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

            (b) The Grantor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Grantor and is a legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms.

            (c) The execution, delivery and performance of this Agreement in accordance with its terms does not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Grantor,

                  (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Grantor, any material provisions of any indenture, agreement or other instrument to which the Grantor is a party or by which it or any of its property may be bound or any Governmental Approval relating to the Grantor or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Grantor other than the security interest contemplated by this Agreement.

            (d) There is no pending or threatened action or proceeding affecting the Grantor before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Grantor.

            (e) All of the Inventory is located at the address(es) set forth in
PART I of EXHIBIT A hereto.

            (f) The address of the chief executive office of the Grantor is set forth in PART II of EXHIBIT A hereto. The address(es) of such chief executive office has not been changed during the year preceding the date hereof.

            (g) The office(s) where the Grantor keeps its records concerning the Receivables and originals of chattel paper, if any, which evidences Receivables is located at the address set forth in PART III of EXHIBIT A hereto and except as otherwise indicated in said PART III of EXHIBIT A, such office(s) has (have) been located at such address(es) continuously for the past year. None of the Receivables is evidenced by a promissory note or other instrument which has not been delivered to the Secured Party at its request.

            (h) If the business of the Grantor has been conducted under a different name or names during the last five years, such name(s) is (are) set forth in PART IV of EXHIBIT A hereto.

            (i) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement, Permitted Liens, and except as may be set forth in EXHIBIT B attached hereto and made a part hereof. Except as may be set forth on EXHIBIT B, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

            (j) This Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations and upon completion of the filings and other actions set forth on EXHIBIT B, all actions necessary to perfect such security interest as a first priority security interest (subject to Permitted Liens) will have been duly taken.

            (k) Except for the filing of UCC financing statements in the appropriate jurisdictions, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Secured Party of its rights and remedies hereunder.

            SECTION 4. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall take all actions contemplated by
SECTION 7.2(b) of the Loan Agreement.

            (b) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law and agrees that a photographic or other reproduction of this Agreement of this may be used and filed as a financing statement.

            (c) The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            SECTION 5. As to Inventory. The Grantor shall:

            (a) Keep the Inventory (other than Inventory in transit to any such location or sold in the ordinary course of business) at Permitted Inventory Locations or, with the prior consent of the Secured Party, at such other places in jurisdictions where all action required by SECTION 4 shall have been taken with respect to the Inventory.

             (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings.

            SECTION 6. Insurance. The Grantor shall take all actions contemplated by SECTION 8.8 of the Loan Agreement.

            SECTION 7. As to Receivables. (a) the Grantor shall keep its chief place of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location(s) therefor specified in EXHIBIT A or, upon 30 days' prior written notice to the Secured Party, at such other location(s) in a jurisdiction where all action required by SECTION 4 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

            (b) Except as otherwise provided in this SUBSECTION (b) or SECTION
8.1 of the Loan Agreement, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, during the continuation of an Event of Default, at the Secured Party's direction, shall take) such action as the Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the PROVISO to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantor so long as no Event of Default shall have occurred and be continuing or
(B) if any Event of Default shall have occurred and be continuing, applied as provided by SECTION 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            SECTION 8. Transfers and Other Liens. The Grantor shall not without the prior written consent of the Secured Party:

            (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory in the ordinary course of business, subject to the limitations set forth in the Loan Agreement.

            (b) Create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any person or entity, except for the security interest created by this Agreement and Permitted Liens.

            SECTION 9. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, during the continuation of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under SECTION 7), including, without limitation:

                  (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to SECTION 6,

                  (ii) to ask demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (i) or
      (ii) above, and

                  (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

            SECTION 10. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under SECTION 14(b).

            SECTION 11. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest (for the benefit of the Lenders), in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            SECTION 12. Events of Default. The occurrence of any "Event of Default" as defined in the Loan Agreement shall constitute an Event of Default hereunder.

            SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under Applicable Law or in equity or otherwise, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may do any or all of the following:

                  (i) Declare any or all of the Secured Obligations then existing to be immediately due and payable and they shall thereupon become forthwith due and payable, without notice of any kind to the Grantor and without any other presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived;

                  (ii) Terminate the Lenders' obligations, if any, to make or to permit the Borrowers to make further Loans or extensions of credit or other financial accommodations to the Grantor;

                  (iii) In the name of the Secured Party or in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, and the Secured Party may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, or release, any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Grantor;

                  (iv) Enter upon the premises, or wherever the Collateral may be, and take possession thereof, and demand and receive such possession from any Person who has possession thereof;

                  (v) Require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

                  (vi) Without notice except as specified below and with or without taking the possession thereof, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (vii) In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon the receiver; and

                  (viii) Apply, without notice, any cash or cash items constituting Collateral in the Secured Party's possession to payment of any of the Secured Obligations.

            The undersigned waives, to the extent permitted by Applicable Law, all rights it has to prior notice (except as set forth in Section 13(a)(vi)) and hearing under the Constitution of the United States and the Uniform Commercial Codes and constitutions of the States of New York, California and under any other applicable statute or constitution.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to SECTION 14) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in accordance with the provisions of Section 12.3 of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency.

            SECTION 14. Amendments; Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 15. Notices. All notices and other communications hereunder shall be given in accordance with the provisions of Section 15.1 of the Loan Agreement, to the Grantor at its address set forth on the signature pages hereof (with a copy to the Borrowers), to the Secured Party at its address set forth on the signature pages hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.

            SECTION 16. Continuing Security Interest; Transfer of Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and assigns, and
(iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer the Secured Obligations to another Person in accordance with the provisions of the Loan Agreement and such Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

            SECTION 17. Governing Law; Terms. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code of the State of New York are used herein as therein defined.

            (b) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment and both parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Both parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Grantor or its properties in the courts of any jurisdiction.

            SECTION 18. Conflict with Loan Agreement. To the extent any provision hereof shall be in conflict with or inconsistent with any provision of the Loan Agreement, the provision of the Loan Agreement shall control.

            SECTION 19. Grantor's Representative. Heafner shall act under this Agreement as the representative of the Grantor, and the Grantor hereby appoints Heafner as its representative hereunder for all purposes, including receiving notices and communications to the Grantor from the Agent or any Lender. The Agent and the Lenders may rely, and shall be fully protected in relying, on any report, information or any other notice or communication made or given by Heafner, whether in its own name or on behalf of the Grantor and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of the Grantor as to the binding effect on it of any such report, information, notice or communication.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officer(s) as of the date first above written.

                                   GRANTOR:

                                   PHOENIX RACING, INC.

                                   By: /s/ WILLIAM H. GAITHER
                                       Name:____________________________
                                       Title:___________________________

                                   By: /s/ J. MICHAEL GAITHER
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 1140 Campbell Avenue
                                                San Jose, California 95126

                                   SECURED PARTY:

                                   BANKBOSTON, N.A., AS AGENT

                                   By: /s/ CHRISTIAN B. COLSON
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 115 Perimeter Center Place
                                                Suite 500
                                                Atlanta, Georgia 30346
                                                Attention: Christopher R. Nairne

                               SECURITY AGREEMENT
                                  (SUBSIDIARY)

            THIS SECURITY AGREEMENT, dated as of May 20, 1998, is made by ITCO LOGISTICS CORPORATION, a Delaware corporation (the "Grantor"), in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent (the "Agent") for the financial institutions (the "Lenders") party from time to time to the Amended and Restated Loan and Security Agreement dated on or about the date hereof (the same as it may be amended, modified or supplemented or restated, the "Loan Agreement") by and among The J.H. Heafner Company, Inc., a North Carolina corporation ("Heafner"), Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Co-Agents and the Agent (the Agent together with any successor agent under the Loan Agreement also referred to as the "Secured Party" herein). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                              Preliminary Statement

            As a condition precedent to the Lenders' making loans and other financial accommodations to the Borrowers under the Loan Agreement, the obligations of the Borrowers under which have been guaranteed by the Grantor pursuant to a Guaranty dated as of even date herewith (the principal, interest, fees, expenses and other indebtedness, obligations and liabilities of Grantor under said Guaranty, (including, without being limited to, the Guaranteed Obligations as defined therein) and this Agreement and all other indebtedness, obligations and liabilities of the Grantor to the Secured Party and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Loan Documents (as defined in the Loan Agreement), being hereinafter referred to collectively as the "Secured Obligations"), the Agent and the Lenders have required that Grantor shall have granted the security interest contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to continue to make loans and other financial accommodations to the Borrowers, the Grantor hereby agrees as follows:

            SECTION 1. Grant of Security. As security for payment and performance of the Secured Obligations, the Grantor hereby conveys, mortgages, pledges, assigns, transfers, sets over, grants and delivers to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in and to the following property, wherever located, whether now owned or existing or hereafter acquired or arising (hereinafter referred to as the "Collateral"):

            (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, insurance proceeds, letters of credit and the right to receive payment thereunder, chattel paper, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, but excluding tax refunds and insurance proceeds not arising out of the Collateral, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "Receivables"),

            (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work in process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents of title, including bills of lading and warehouse receipts, and other documents evidencing and general intangibles relating to any of the foregoing (the foregoing, collectively, "Inventory"),

            (c) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization (other than an account evidenced by a certificate of deposit that is an instrument under the
UCC) to which proceeds of Collateral are deposited (the foregoing, collectively, "Deposit Accounts"),

            (d) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts, EXCLUDING, HOWEVER, the equity securities of any Subsidiary, to the extent acquired directly with proceeds of Collateral (the foregoing, collectively, "Investment Property"),

            (e) (i) any investment account maintained by or on behalf of the Grantor with the Agent or any Lender or any Affiliate of the Agent or any Lender, (ii) any agreement governing such account, (iii) all cash proceeds and Investment Property now or hereafter held by the Agent or any Lender or any Affiliate of the Agent or any Lender on behalf of the Grantor in connection with such investment account and (iv) all documents evidencing and general intangibles related to the foregoing (the foregoing, collectively, "Investment Accounts"),

            (f) all cash or other property deposited with the Agent or any Lender or any Affiliate of the Agent or any Lender or which the Agent, for its benefit and for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Loan Documents or any agreement relating to any Letter of Credit, including, without limitation, amounts on deposit in the Cash Collateral Account,

            (g) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

            (h) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

            (i) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

            (j) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

            SECTION 2. Grantor Remains Liable. Anything contained herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 3. Representations and Warranties. The Grantor represents and warrants as follows:

            (a) The Grantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and as hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

            (b) The Grantor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Grantor and is a legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms.

            (c) The execution, delivery and performance of this Agreement in accordance with its terms does not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Grantor,

                  (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Grantor, any material provisions of any indenture, agreement or other instrument to which the Grantor is a party or by which it or any of its property may be bound or any Governmental Approval relating to the Grantor or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Grantor other than the security interest contemplated by this Agreement.

            (d) There is no pending or threatened action or proceeding affecting the Grantor before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Grantor.

            (e) All of the Inventory is located at the address(es) set forth in
PART I of EXHIBIT A hereto.

            (f) The address of the chief executive office of the Grantor is set forth in PART II of EXHIBIT A hereto. The address(es) of such chief executive office has not been changed during the year preceding the date hereof.

            (g) The office(s) where the Grantor keeps its records concerning the Receivables and originals of chattel paper, if any, which evidences Receivables is located at the address set forth in PART III of EXHIBIT A hereto and except as otherwise indicated in said PART III of EXHIBIT A, such office(s) has (have) been located at such address(es) continuously for the past year. None of the Receivables is evidenced by a promissory note or other instrument which has not been delivered to the Secured Party at its request.

            (h) If the business of the Grantor has been conducted under a different name or names during the last five years, such name(s) is (are) set forth in PART IV of EXHIBIT A hereto.

            (i) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement, Permitted Liens, and except as may be set forth in EXHIBIT B attached hereto and made a part hereof. Except as may be set forth on EXHIBIT B, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

            (j) This Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations and upon completion of the filings and other actions set forth on EXHIBIT B, all actions necessary to perfect such security interest as a first priority security interest (subject to Permitted Liens) will have been duly taken.

            (k) Except for the filing of UCC financing statements in the appropriate jurisdictions, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Secured Party of its rights and remedies hereunder.

            SECTION 4. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall take all actions contemplated by
SECTION 7.2(b) of the Loan Agreement.

            (b) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law and agrees that a photographic or other reproduction of this Agreement of this may be used and filed as a financing statement.

            (c) The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

            SECTION 5. As to Inventory. The Grantor shall:

            (a) Keep the Inventory (other than Inventory in transit to any such location or sold in the ordinary course of business) at Permitted Inventory Locations or, with the prior consent of the Secured Party, at such other places in jurisdictions where all action required by SECTION 4 shall have been taken with respect to the Inventory.

             (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings.

            SECTION 6. Insurance. The Grantor shall take all actions contemplated by SECTION 8.8 of the Loan Agreement.

            SECTION 7. As to Receivables. (a) the Grantor shall keep its chief place of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location(s) therefor specified in EXHIBIT A or, upon 30 days' prior written notice to the Secured Party, at such other location(s) in a jurisdiction where all action required by SECTION 4 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

            (b) Except as otherwise provided in this SUBSECTION (b) or SECTION
8.1 of the Loan Agreement, the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, during the continuation of an Event of Default, at the Secured Party's direction, shall take) such action as the Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the PROVISO to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantor so long as no Event of Default shall have occurred and be continuing or
(B) if any Event of Default shall have occurred and be continuing, applied as provided by SECTION 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            SECTION 8. Transfers and Other Liens. The Grantor shall not without the prior written consent of the Secured Party:

            (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory in the ordinary course of business, subject to the limitations set forth in the Loan Agreement.

            (b) Create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any person or entity, except for the security interest created by this Agreement and Permitted Liens.

            SECTION 9. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, during the continuation of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under SECTION 7), including, without limitation:

                  (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to SECTION 6,

                  (ii) to ask demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (i) or
      (ii) above, and

                  (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

            SECTION 10. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under SECTION 14(b).

            SECTION 11. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest (for the benefit of the Lenders), in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            SECTION 12. Events of Default. The occurrence of any "Event of Default" as defined in the Loan Agreement shall constitute an Event of Default hereunder.

            SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under Applicable Law or in equity or otherwise, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may do any or all of the following:

                  (i) Declare any or all of the Secured Obligations then existing to be immediately due and payable and they shall thereupon become forthwith due and payable, without notice of any kind to the Grantor and without any other presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived;

                  (ii) Terminate the Lenders' obligations, if any, to make or to permit the Borrowers to make further Loans or extensions of credit or other financial accommodations to the Grantor;

                  (iii) In the name of the Secured Party or in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, and the Secured Party may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, or release, any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Grantor;

                  (iv) Enter upon the premises, or wherever the Collateral may be, and take possession thereof, and demand and receive such possession from any Person who has possession thereof;

                  (v) Require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

                  (vi) Without notice except as specified below and with or without taking the possession thereof, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (vii) In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon the receiver; and

                  (viii) Apply, without notice, any cash or cash items constituting Collateral in the Secured Party's possession to payment of any of the Secured Obligations.

            The undersigned waives, to the extent permitted by Applicable Law, all rights it has to prior notice (except as set forth in Section 13(a)(vi)) and hearing under the Constitution of the United States and the Uniform Commercial Codes and constitutions of the States of New York, California and under any other applicable statute or constitution.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to SECTION 14) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in accordance with the provisions of Section 12.3 of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency.

            SECTION 14. Amendments; Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 15. Notices. All notices and other communications hereunder shall be given in accordance with the provisions of Section 15.1 of the Loan Agreement, to the Grantor at its address set forth on the signature pages hereof (with a copy to the Borrowers), to the Secured Party at its address set forth on the signature pages hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.

            SECTION 16. Continuing Security Interest; Transfer of Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and assigns, and
(iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer the Secured Obligations to another Person in accordance with the provisions of the Loan Agreement and such Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

            SECTION 17. Governing Law; Terms. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code of the State of New York are used herein as therein defined.

            (b) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment and both parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Both parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Grantor or its properties in the courts of any jurisdiction.

            SECTION 18. Conflict with Loan Agreement. To the extent any provision hereof shall be in conflict with or inconsistent with any provision of the Loan Agreement, the provision of the Loan Agreement shall control.

            SECTION 19. Grantor's Representative. Heafner shall act under this Agreement as the representative of the Grantor, and the Grantor hereby appoints Heafner as its representative hereunder for all purposes, including receiving notices and communications to the Grantor from the Agent or any Lender. The Agent and the Lenders may rely, and shall be fully protected in relying, on any report, information or any other notice or communication made or given by Heafner, whether in its own name or on behalf of the Grantor and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of the Grantor as to the binding effect on it of any such report, information, notice or communication.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officer(s) as of the date first above written.

                                   GRANTOR:

                                   ITCO LOGISTICS CORPORATION

                                   By: /s/ WILLIAM H. GAITHER
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 2708 Commerce Road
                                                P.O. Box 641
                                                Wilson, N.C. 27893


                                   SECURED PARTY:

                                   BANKBOSTON, N.A., AS AGENT

                                   By: /s/ CHRISTIAN B. COLSON
                                       Name:____________________________
                                       Title:___________________________

                                       Address: 115 Perimeter Center Place
                                                Suite 500
                                                Atlanta, Georgia 30346
                                                Attention: Christopher R. Nairne